THE HARTFORD MUTUAL FUNDS II, INC.

ARTICLES SUPPLEMENTARY

THE HARTFORD MUTUAL FUNDS II, INC., a Maryland corporation registered as an open-end management investment company under the Investment Company Act of 1940 (“Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland (“SDAT”) that:

FIRST: Pursuant to the authority expressly vested in the Board of Directors (the “Board of Directors”) of the Corporation by Section 2-208 of the Maryland General Corporation Law (the “MGCL”) and the charter (the “Charter”) of the Corporation, the Board of Directors, by resolutions duly adopted at a meeting duly called and held, classified 110,000,000 authorized but unissued shares of common stock, par value $.0001 per share (“Common Stock”), without further classification or designation, as additional shares of the series and classes set forth below, having the preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of a class of a series of Common Stock as set forth in the Charter:

Series	Class	Additional Shares
Hartford Schroders International Multi-Cap Value Fund	Class Y	35,000,000
Hartford Schroders International Stock Fund	Class Y	50,000,000
Hartford Schroders Sustainable Core Bond Fund	Class F	25,000,000

SECOND: Pursuant to the authority expressly vested in the Board of Directors of the Corporation by Section 2-208 of the Maryland General Corporation Law and the Charter, the Board of Directors, by resolutions duly adopted at a meeting duly called and held, classified 700,000,000 authorized but unissued shares of Common Stock, without further classification or designation, as the new series and classes set forth below, the shares of each such class having the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of a class of a series Common Stock as set forth in the Charter.

Series	Class	Shares
Hartford Schroders International Contrarian Value Fund	Class A	50,000,000
Hartford Schroders International Contrarian Value Fund	Class C	50,000,000
Hartford Schroders International Contrarian Value Fund	Class F	50,000,000
Hartford Schroders International Contrarian Value Fund	Class I	50,000,000
Hartford Schroders International Contrarian Value Fund	Class Y	50,000,000
Hartford Schroders International Contrarian Value Fund	Class R5	50,000,000
Hartford Schroders International Contrarian Value Fund	Class SDR	50,000,000

Series	Class	Shares
Hartford Schroders Sustainable International Core Fund	Class A	50,000,000
Hartford Schroders Sustainable International Core Fund	Class C	50,000,000
Hartford Schroders Sustainable International Core Fund	Class F	50,000,000
Hartford Schroders Sustainable International Core Fund	Class I	50,000,000
Hartford Schroders Sustainable International Core Fund	Class Y	50,000,000
Hartford Schroders Sustainable International Core Fund	Class R5	50,000,000
Hartford Schroders Sustainable International Core Fund	Class SDR	50,000,000

THIRD: Immediately after these Articles Supplementary are accepted for record by the SDAT, the total number of authorized shares of Common Stock is 162,550,000,000, of which 55,155,000,000 are shares of Common Stock without further classification or designation and 107,395,000,000 are shares of Common Stock classified and designated as follows:

Series	Class	Shares
The Hartford Growth Opportunities Fund	Class A	8,900,000,000
	Class B	4,000,000,000
	Class C	4,000,000,000
	Class F	50,000,000
	Class I	1,450,000,000

Series	Class	Shares
	Class R3	1,500,000,000
	Class R4	1,500,000,000
	Class R5	1,500,000,000
	Class R6	50,000,000
	Class T	50,000,000
	Class Y	900,000,000

Series	Class	Shares
Hartford Multifactor International Fund	Class F	50,000,000
	Class Y	50,000,000
	Class R3	50,000,000
	Class R4	50,000,000
	Class R5	50,000,000
	Class R6	50,000,000
Hartford Multifactor Large Cap Value Fund	Class F	50,000,000
	Class Y	50,000,000
	Class R3	50,000,000
	Class R4	50,000,000
	Class R5	50,000,000
	Class R6	50,000,000
The Hartford Municipal Real Return Fund	Class A	9,350,000,000
	Class B	4,000,000,000
	Class C	4,000,000,000
	Class F	50,000,000
	Class I	50,000,000
	Class T	50,000,000
	Class Y	1,900,000,000
Hartford Quality Value Fund	Class A	10,500,000,000
	Class B	5,000,000,000
	Class C	5,000,000,000
	Class F	100,000,000
	Class I	1,500,000,000
	Class R3	1,500,000,000
	Class R4	1,500,000,000
	Class R5	1,500,000,000
	Class R6	10,000,000
	Class T	50,000,000
	Class Y	500,000,000

Hartford Schroders China A Fund	Class A	50,000,000
	Class C	50,000,000
	Class F	50,000,000
	Class I	50,000,000
	Class Y	50,000,000
	Class SDR	50,000,000

Series	Class	Shares
Hartford Schroders Diversified Emerging Markets Fund	Class A	50,000,000
	Class C	50,000,000
	Class F	50,000,000
	Class I	100,000,000
	Class R3	50,000,000
	Class R4	50,000,000
	Class R5	50,000,000
	Class SDR	350,000,000
	Class Y	50,000,000
Hartford Schroders Emerging Markets Debt and Currency Fund	Class A	75,000,000
	Class C	50,000,000
	Class F	50,000,000
	Class I	85,000,000
	Class SDR	50,000,000
	Class T	50,000,000
	Class Y	50,000,000
Hartford Schroders Emerging Markets Equity Fund	Class A	130,000,000
	Class C	50,000,000
	Class I	220,000,000
	Class F	125,000,000
	Class R3	50,000,000
	Class R4	50,000,000
	Class R5	50,000,000
	Class R6	50,000,000
	Class SDR	400,000,000
	Class T	50,000,000
	Class Y	350,000,000
Hartford Schroders Emerging Markets Multi-Sector Bond Fund	Class A	75,000,000
	Class C	50,000,000
	Class F	50,000,000
	Class I	75,000,000
	Class R3	50,000,000
	Class R4	50,000,000

	Class R5	50,000,000
	Class R6	50,000,000
	Class SDR	50,000,000
	Class T	50,000,000
	Class Y	50,000,000

Series	Class	Shares
Hartford Schroders Global Strategic Bond Fund	Class A	75,000,000
	Class C	50,000,000
	Class F	50,000,000
	Class I	75,000,000
	Class R3	50,000,000
	Class R4	50,000,000
	Class R5	50,000,000
	Class R6	50,000,000
	Class SDR	50,000,000
	Class T	50,000,000
	Class Y	50,000,000
Hartford Schroders International Multi-Cap Value Fund	Class A	80,000,000
	Class C	50,000,000
	Class F	150,000,000
	Class I	200,000,000
	Class R3	50,000,000
	Class R4	50,000,000
	Class R5	50,000,000
	Class R6	50,000,000
	Class SDR	150,000,000
	Class T	50,000,000
	Class Y	85,000,000
Hartford Schroders International Stock Fund	Class A	75,000,000
	Class C	50,000,000
	Class F	110,000,000
	Class I	365,000,000
	Class R3	50,000,000
	Class R4	50,000,000
	Class R5	50,000,000
	Class R6	50,000,000
	Class SDR	100,000,000
	Class T	50,000,000
	Class Y	50,000,000

Series	Class	Shares
Hartford Schroders Securitized Income Fund	Class A	50,000,000
	Class C	50,000,000
	Class I	50,000,000
	Class F	50,000,000
	Class Y	50,000,000
	Class SDR	50,000,000
Hartford Schroders Sustainable Core Bond Fund	Class F	75,000,000
	Class I	50,000,000
	Class R3	50,000,000
	Class R4	50,000,000
	Class R5	50,000,000
	Class Y	50,000,000
	Class SDR	50,000,000
Hartford Schroders Tax-Aware Bond Fund	Class A	75,000,000
	Class C	50,000,000
	Class F	50,000,000
	Class I	85,000,000
	Class SDR	50,000,000
	Class T	50,000,000
	Class Y	50,000,000
Hartford Schroders US MidCap Opportunities Fund	Class A	75,000,000
	Class C	50,000,000
	Class F	50,000,000
	Class I	75,000,000
	Class R3	50,000,000
	Class R4	50,000,000
	Class R5	50,000,000
	Class R6	50,000,000
	Class SDR	50,000,000
	Class T	50,000,000
	Class Y	50,000,000

Series	Class	Shares
Hartford Schroders US Small Cap Opportunities Fund	Class A	75,000,000
	Class C	50,000,000
	Class F	50,000,000
	Class I	75,000,000
	Class R3	50,000,000
	Class R4	50,000,000
	Class R5	50,000,000
	Class R6	50,000,000
	Class SDR	50,000,000
	Class T	50,000,000
	Class Y	50,000,000
The Hartford Small Cap Growth Fund	Class A	10,500,000,000
	Class B	5,000,000,000
	Class C	5,000,000,000
	Class F	50,000,000
	Class I	1,500,000,000
	Class R3	1,500,000,000
	Class R4	1,500,000,000
	Class R5	1,500,000,000
	Class R6	50,000,000
	Class T	50,000,000
	Class Y	500,000,000
Hartford Schroders International Contrarian Value Fund	Class A	50,000,000
	Class C	50,000,000
	Class F	50,000,000
	Class I	50,000,000
	Class Y	50,000,000
	Class R5	50,000,000
	Class SDR	50,000,000
Hartford Schroders Sustainable International Core Fund	Class A	50,000,000
	Class C	50,000,000
	Class F	50,000,000
	Class I	50,000,000
	Class Y	50,000,000
	Class R5	50,000,000
	Class SDR	50,000,000

FOURTH: The shares of Common Stock described in Article FIRST above have been classified by the Board of Directors under the authority contained in the Charter.

FIFTH: These Articles Supplementary have been approved by the Board of Directors in the manner and by the vote required by law. These Articles Supplementary do not increase the total number of authorized shares of stock of the Corporation.

SIXTH: The undersigned Vice President of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned Vice President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its Vice President and attested by its Assistant Secretary as of the 17th day of May 2022.

ATTEST:	THE HARTFORD MUTUAL FUNDS II, INC.

/s/ Alice A. Pellegrino	By:	/s/ Thomas R. Phillips
Alice A. Pellegrino	Thomas R. Phillips
Assistant Secretary	Vice President